Exhibit 10.108
Deed of Assignment
relating to
Trade Marks
Carter Holt Harvey Limited
Assignor
and
Whakatane Mill Limited
Assignee
Date May 4, 2010
AUCKLAND VERO CENTRE, 48 SHORTLAND STREET
PO BOX 4199, AUCKLAND 1140, DX CP20609, NEW ZEALAND
TEL 64 9 916 8800 FAX 64 9 916 8801
BELL GULLY

This Deed of Assignment is made on	May 4, 2010

between	(1) Carter Holt Harvey Limited (Assignor)

and	(2) Whakatane Milt Limited (Assignee)
Introduction
A.	Pursuant to an Asset Purchase Agreement made between the Assignor and Assignee and dated [ ] April 2010, the Assignor has agreed to sell and the Assignee has agreed to purchase certain assets of the Assignor including the Trade Marks which are owned by the Assignor.

B.	The Parties wish to enter into this Deed to record, effect and confirm the assignment of all the Assignor’s right, title and interest in and to the Trade Marks from the Assignor to the Assignee.
It is agreed
1.	Definitions

In this Deed unless the context otherwise requires: Effective Date means the date of this Deed;

Intellectual Property Rights means all intellectual property rights residing in the Trade Marks, including but not limited to, copyright; and

Trade Marks means the trade mark registrations listed in the schedule to this Deed.

2.	Assignment

On the Effective Date the Assignor assigns to the Assignee:
(a)	its entire right, title and interest in and to the Trade Marks together with the Intellectual Property Rights; and

(b)	all rights and entitlements of the Assignor to take action and recover any damages or other legal remedies available to the Assignor for any infringement of the Trade Marks or for any breach of the Intellectual Property Rights, whether or not such infringement or breach took place prior to the Effective Date.

3.	Execution of documents
Each party agrees that it shall undertake all further actions and execute all other documents (including deeds), notices or certificates as are reasonably required by the other party in order to:
(a)	vest the Intellectual Property Rights in the Assignee; or

(b)	record the Assignee as the proprietor of the Intellectual Property Rights (including the Trade Marks) in any intellectual property registry where such recordal is possible.
4.	General

4.1	Governing Law

This Deed will be governed by and construed in accordance with the laws of New Zealand. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of New Zealand.

4.2	This Deed may be executed in any number of counterparts each of which is to be deemed an original, but all of which together are to constitute a single instrument. A party may enter into this Deed by executing any counterpart.

Execution Executed as a Deed. SIGNED on behalf of Carter Holt Harvey Limited by:
/s/ ROBERT B. BAILEY
Authorised Signatory

ROBERT B. BAILEY
Print Name

/s/ LEONORA GOGOLAK
Witness

/s/ LEONORA GOGOLAK
Print Name

ATTORNEY
Occupation

919 THIRD AVENUE, NEW YORK NY 10022 USA
Address

SIGNED on behalf of Whakatane Mill Limited by:
/s/ ROBERT B. BAILEY
Authorised Signatory

ROBERT B. BAILEY
Print Name

/s/ LEONORA GOGOLAK
Witness

/s/ LEONORA GOGOLAK
Print Name

ATTORNEY
Occupation

919 THIRD AVENUE, NEW YORK NY 10022 USA
Address

Schedule

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
Australia	369942	FORMAKOTE	16	All goods in class including paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	31/12/1981	Registered — renewal date 31/12/2012

Australia	911768		16	Paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	6/05/2002	Registered — renewal date 6/05/2012

China	5335962		16	Paper and cardboard; cardboard articles and goods in this class; paper articles and goods in this class including tissues, cards, packaging paper, printed matter, printed publications, printed timetables, pictures, photos, adhesive tapes for stationery or household purposes, albums, almanacs, announcement cards, arithmetical tables, atlases, disposable diapers and napkins for infants, babies and toddlers; disposable liners for diapers or napkins for infants, babies and toddlers, training pants for infants, babies and toddlers, all being wholly or principally made of paper; absorbent underpants for infants and young children made wholly or principally	21/07/2009	Registered — renewal date 20/07/2019

Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
of paper; wet and dry wipers, antibacterial wet wipers, bibs of paper, binders, binding strips (bookbinding), blue-prints, book bindings, book ends, bookmarkers, booklets, bookmarkers, books, paper box, calendars, catalogues, charts, cheque books and holders for cheque books, coasters of paper, coffee filters (paper), comic books, paper tapes and cards for the recordal of computer programmes, copying paper, document files, drawer liners (perfumed or not), drawing pads, flags of paper, filtering materials of paper, florist tissue, folders of paper, geographical maps, greeting cards, handbooks (manuals), passport holders, hygienic paper, jewellers wrap (acid free), paper knives, labels (not of textile), luminous paper, mats for beer glasses, musical greeting cards, napkins of paper for removing makeup, newsletters, newspapers, notebooks, pamphlets, electro-cardiograph paper, paper towels, paper hand towels, paper face towels and wipes; paper dressing towels; facial tissues; tissue wipes, paper handkerchiefs and tissues; paper sanitary napkin disposal bags; paper washroom products in this class; paper kitchen rolls, paper ribbons, waxed paper, parchment paper, patters for dress making, plans, postage stamps, postcards, posters, prospectuses, paper for radiograms, recycled paper, scrapbooks, silver paper, songbooks, stickers, table clothes of paper, table linen of paper, table napkins or paper, table mats of paper, paper serviettes, paper tray mats,

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
				paper doyleys, tickets, toilet rolls, toilet paper (non-medicated) and toilet issues; interfold toilet tissues; paper bathmats, paper toilet seat seals and covers, tracing paper, wood pulp paper, writing pads, writing paper, writing books, Xuan paper for Chinese painting and calligraphy; paper boards in this class including advertisement boards, clipboards, drawing boards, placards, signboards of paper or cardboard, wood pulp boards; packaging, reinforcing and wrapping materials in this class including paper or plastic bags for packing purposes (envelopes, pouches), paper and cardboard boxes and cases, bottle envelopes and wrappers of cardboard or paper, covers of paper or cardboard, plastic film for wrapping and packaging, bubble packs for wrapping and packaging, extensive plastic cling film for palletization, bags for microwave cooking, garbage bags or paper or of plastics, hatboxes, paper lunch wraps and wrapping paper, plastic film for wrapping; paper wraps including grease-proof paper, wrapping tissue, paper fruit wraps, butcher’s paper, counter rolls, burger wraps, food wraps; water resistant wraps; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles in this class.

China	5335963		16	Paper and cardboard; cardboard articles and goods in this class; paper articles and goods in this class including tissues, cards, packaging paper, printed matter, printed	21/07/2009	Registered — renewal date 20/07/2019

Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
publications, printed timetables, pictures, photos, adhesive tapes for stationery or household purposes, albums, almanacs, announcement cards, arithmetical tables, atlases, disposable diapers and napkins for infants, babies and toddlers; disposable liners for diapers or napkins for infants, babies and toddlers, training pants for infants, babies and toddlers, all being wholly or principally made of paper; absorbent underpants for infants and young children made wholly or principally of paper; wet and dry wipers, antibacterial wet wipers, bibs of paper, binders, binding strips (bookbinding), blue-prints, book bindings, book ends, bookmarkers, booklets, bookmarkers, books, paper box, calendars, catalogues, charts, cheque books and holders for cheque books, coasters of paper, coffee filters (paper), comic books, paper tapes and cards for the recordal of computer programmes, copying paper, document files, drawer liners (perfumed or not), drawing pads, flags of paper, filtering materials of paper, florist tissue, folders of paper, geographical maps, greeting cards, handbooks (manuals), passport holders, hygienic paper, jewellers wrap (acid free), paper knives, labels (not of textile), luminous paper, mats for beer glasses, musical greeting cards, napkins of paper for removing makeup, newsletters, newspapers, notebooks, pamphlets, electro-cardiograph paper, paper towels, paper hand towels, paper face towels and wipes; paper dressing

Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
towels; facial tissues; tissue wipes, paper handkerchiefs and tissues; paper sanitary napkin disposal bags; paper washroom products in this class; paper kitchen rolls, paper ribbons, waxed paper, parchment paper, patters for dress making, plans, postage stamps, postcards, posters, prospectuses, paper for radiograms, recycled paper, scrapbooks, silver paper, songbooks, stickers, table clothes of paper, table linen of paper, table napkins or paper, table mats of paper, paper serviettes, paper tray mats, paper doyleys, tickets, toilet rolls, toilet paper (non-medicated) and toilet issues; interfold toilet tissues; paper bathmats, paper toilet seat seals and covers, tracing paper, wood pulp paper, writing pads, writing paper, writing books, Xuan paper for Chinese painting and calligraphy; paper boards in this class including advertisement boards, clipboards, drawing boards, placards, signboards of paper or cardboard, wood pulp boards; packaging, reinforcing and wrapping materials in this class including paper or plastic bags for packing purposes (envelopes, pouches), paper and cardboard boxes and cases, bottle envelopes and wrappers of cardboard or paper, covers of paper or cardboard, plastic film for wrapping and packaging, bubble packs for wrapping and packaging, extensive plastic cling film for palletization, bags for microwave cooking, garbage bags or paper or of plastics, hatboxes, paper lunch wraps and wrapping

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
				paper, plastic film for wrapping; paper wraps including grease-proof paper, wrapping tissue, paper fruit wraps, butcher’s paper, counter rolls, burger wraps, food wraps; water resistant wraps; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles in this class.

Hong Kong	1987B190 1	FORMAKOTE	16	coated paper board and cardboard, all being packaging materials, not being stationery,	2/01/1982	Registered — renewal date 2/01/2017

Indonesia	IDM0000 36565	FORMAKOTE	16	All goods in class including paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	8/03/1982	Registered — renewal date 30/07/2013

Indonesia	IDM0000 36566	FORMAKOTE	28	Playing cards	6/05/2003	Registered — renewal date 30/07/2013

Japan	3254293	FORMAKOTE	16	Paper; paper containers; garbage bags of paper; pattern paper; tablecloths of paper; blinds of paper towels of paper; napkins of paper; handkerchiefs of paper; streamers of paper; flags of paper; babies’ napkins of paper; labels; printed matter; game cards	31/01/1997	Registered — renewal date 31/01/2017

Malaysia	M93547	FORMAKOTE	16	Paper and paper articles; cardboard and cardboard articles; coated paper and cardboard materials in this class; reinforced paper and cardboard in this class.	18/01/1982	Registered — renewal date 18/01/2013

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
New Zealand	140135	FORMAKOTE	16	paper and paper articles; cardboard and cardboard articles in this class; paper and cardboard packaging articles in this class	18/12/1981	Registered — renewal date 18/12/2016

New Zealand	656472		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

New Zealand	656473		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

New Zealand	656474		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

New Zealand	656475		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	03May2002	Registered — renewal date 03 May 2019

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
New Zealand	656476		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

New Zealand	656477		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

New Zealand	656478		16	paper and cardboard; paper and cardboard articles and goods in this class; paper boards; packaging, reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard articles and goods in this class	3/05/2002	Registered — renewal date 3/05/2019

Philippines	4-1996-107840	FORMAKOTE	16	Paper and cardboard articles and packaging, reinforcing and wrapping materials; paper boards; packaging and reinforcing and wrapping materials and goods in this class; paper and cardboard packages and containers in this class; reinforced and coated paper and cardboard	29/01/1996	Registered — renewal date 21/06/2020

					Application
Country	No.	Trade mark	Class	Goods and Services	Date	Status
Singapore	T8200076 D	FORMAKOTE	16	Paper and paper articles; cardboard articles; coated paper and cardboard materials in this class; reinforced paper and cardboard in this class	6/01/1983	Registered — renewal date 6/01/2013

Thailand	TM26691 0	FORMAKOTE	16	Paper bags, garbage bags of paper, patterned paper, towels of paper, labels (not of textile), cardboard bags, cartons and boxes of cardboard or paper, placards of cardboard, paper boards, carton board, corrugated cardboard, paper tissues, coated paper, reinforced paper, wrapping paper, speciality and recycled papers, booklets, pictures, photographs, newsletters.	30/10/2006	Registered — renewal date 29/10/2016